--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                    CONSOLIDATEDANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                January 31, 1997



Dear Trust Shareholder:

    The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

    Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

    BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

    This consolidated annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.


Sincerely,


/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                           Ralph L. Schlosstein
Chairman                                                   President

                                                                January 31, 1997
Dear Shareholder:

    We are pleased to present the consolidated annual report for The BlackRock 1999 Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

    The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNN". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1999 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.


      The table below summarizes the performance of the Trust's stock price and NAV over the period:
                               -------------------------------------------------
                               12/31/96  12/31/95   CHANGE   HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE                     $8.875    $8.125     9.23%  $8.875     $8.00
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)            $9.53     $9.27     2.80%   $9.59     $9.16
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

    While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

    Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

    The mortgage-backed securities (MBS) market significantly outperformed Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period, as strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and homeowners refinanced at a faster pace during October and November. For the year, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 5.35% total return versus the 3.63% return of the LEHMAN BROTHERS AGGREGATE INDEX.

    Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1995 asset composition.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------
Corporate Bonds                                       45%              22%
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                   19%               9%
--------------------------------------------------------------------------------
Asset-Backed Securities                                7%               4%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                              6%              12%
--------------------------------------------------------------------------------
Municipal Securities                                   6%               4%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                                 5%              24%
--------------------------------------------------------------------------------
Non Agency Multiple Class Mortgage Pass-Throughs       5%               5%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs           4%               9%
--------------------------------------------------------------------------------
U.S. Government Securities                             2%               2%
--------------------------------------------------------------------------------
CMO Residuals                                          1%               1%
--------------------------------------------------------------------------------
Taxable Zero Coupon Bonds                              0%               8%
--------------------------------------------------------------------------------



         -------------------------------------------------------------------
                                               RATING % OF CORPORATES
                                      --------------------------------------
           CREDIT RATING              DECEMBER 31, 1996   DECEMBER 31, 1995
         -------------------------------------------------------------------
          AAA or equivalent                       2%              0%
         -------------------------------------------------------------------
          AA or equivalent                        9%             23%
         -------------------------------------------------------------------
          A or equivalent                        56%             41%
         -------------------------------------------------------------------
          BBB or equivalent                      33%             36%
         -------------------------------------------------------------------

    As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 45% of the Trust's assets were invested in corporates, an increase of 23% since December 31, 1995. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

    To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

    We appreciate your continued confidence and look forward to managing The BlackRock 1999 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at funds@bfm.com.


Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BNN
--------------------------------------------------------------------------------
 Initial Offering Date:                                       December 23, 1992
--------------------------------------------------------------------------------
 Closing Stock Price as of 12/31/96:                                $8.875
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/96:                                    $9.53
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 12/31/96 ($8.875)1:              4.50%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                           $0.0333
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:                         $0.40
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                             VALUE
(UNAUDITED)       (000)                 DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------

                          LONG-TERM INVESTMENTS--142.9%
                          MORTGAGE PASS-THROUGHS--7.6%
                7,868++   Federal Home Loan Mortgage Corporation,
                            9.50%, 2/01/02 - 3/01/02, 15 Year     $ 8,231,027
                          Federal National Mortgage Association,
                1,260++     7.516%, 7/01/99, Multifamily ...        1,287,241
                5,960++     8.775%, 8/01/99, Multifamily ...        6,213,800
                                                                  ----------
                                                                  15,732,068
                                                                  ----------
                          MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--20.1%
 AAA            3,300     CBA Mortgage Corporation,
                            Series 1993-C1, Class A-2, 12/25/03     3,371,311
                          Federal Home Loan Mortgage
                            Corporation, Multiclass Mortgage
                            Participation Certificates,
                2,038++   Series 172, Class 172-H,
                            5/15/20 ........................        2,057,097
                5,439++   Series 1127, Class 1127-F,
                            3/15/06 ........................        5,588,633
                3,482++   Series 1234, Class 1234-H,
                            5/15/99, (ARM) .................        3,549,700
                6,220+    Series 1329, Class 1329-SA,
                            8/15/99, (ARM) .................        6,315,624
                  517     Series 1330, Class 1330-I,
                            9/15/99, (ARM) .................          518,032
                  131     Series 1330, Class 1330-M,
                            9/15/99 (ARM) ..................          823,139
                  565     Series 1352, Class 1352-G,
                            9/15/97, (ARM) .................          560,868
                3,000     Series 1505, Class 1505-ID,
                            9/15/15, (I) ...................          343,125
                        Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                   43       Trust 1989-91, Class 91-E, 6/25/15         43,465
                  213       Trust 1991-146, Class 146-SB,
                            10/25/06, (ARM) ................          221,588
                  888     Trust 1992-106, Class 106-S,
                            6/25/99, (ARM) .................          932,476
                2,326     Trust 1992-3, Class 3-S, 1/25/99,
                            (ARM) ..........................        2,557,881
                1,000     Trust 1992-176, Class 176-FA,
                            10/25/99 .......................          971,250
                  412     Trust 1993-193, Class 193-PC,
                            9/25/23 ........................          378,979
               19,468     Trust 1993-199, Class 199-SC,
                            10/25/14, (ARM) ................           95,980
               16,377     Trust 1993-226, Class 226-SB,
                            5/25/19 ........................          568,765
                4,530     Trust 1993-G33, Class P,
                            9/25/14, (I) ...................          476,812
                  324     Trust 1994-44, Class 44-T,
                            2/25/08, (I) ...................            1,112
                5,081++   Government National Mortgage
                            Association Trust 1994-1,
                            Class 1-PL, 6/16/24, (I) .......          883,810
 AAA            4,344+      Merrill Lynch Trust XXXVI, 10/01/17     4,478,799
 AAA            2,518     Residential Funding Mortgage Securities,
                            Series 1992-S1 Class A-6,
                            1/25/22 (ARM) ..................        2,690,839
 AAA              163     Structured Asset Securities Corporation,
                            Series 1996, Class A, 2/25/28 ..          161,796
 BBB+           3,818     Wilshire Liquidating Trust, 144A
                            Series 1996, Class 4, 9/25/01 ..        3,778,627
                                                                   ----------
                                                                   41,369,708
                                                                   ----------
                          CORPORATE BONDS--66.2%
                          FINANCE & BANKING--27.5%
 Aa3            3,350     Associates Corporation of North
                            America, 6.75%, 10/15/99 .......        3,388,156
 A2             4,200       Citicorp, 9.75%, 8/01/99 .......        4,536,588
 AAA            2,000     General Electric Capital Corporation,
                            8.125%, 2/01/99 ................        2,076,839
 A3             3,000     Hartford National Corporation,
                            9.85%, 6/01/99 .................        3,214,050
 A2             3,000     Household Finance Corporation,
                            6.65%, 5/26/98 .................        3,022,073
 A1             4,000     International Lease Finance
                            Corporation, 6.30%, 11/01/99 ...        3,986,990
 Baa3           2,000     Meditrust,
                            7.25%, 8/16/99 .................        2,003,824
 Aa3            3,000     Merrill Lynch & Company
                            Incorporated, 7.75%, 3/01/99 ...        3,089,493
 A1             2,000     Morgan Stanley Group Incorporated,
                            5.625%, 3/01/99 ................        1,976,046
 Baa3           2,000     New American Capital, Inc., 144A
                            7.0625%, 4/12/00 ...............        2,011,250
 Aa3            3,000     Norwest Corporation,
                            7.70%, 11/15/97 ................        3,043,950
                          PaineWebber Group
                          Incorporated
 Baa1           3,500       6.31%, 7/22/99 .................        3,475,357
 Baa1           2,189       7.00%, 3/01/00 .................        2,204,600
 Baa1           2,000     Potomac Capital Investment
                            Corporation, 6.73%, 8/09/99 ....        2,005,054
 Baa1           2,000     Salomon, Inc.,
                            7.43%, 12/30/98 ................        2,032,571
 A2             3,000     Sears Overseas Finance,
                            Zero Coupon, 7/12/98 ...........        2,733,423
 A2             4,000     Security Pacific Corporation,
                            9.75%, 5/15/99 .................        4,298,766
 A3             5,000     Shawmut National Corporation,
                            8.625%, 12/15/99 ...............        5,288,876
                          Smith Barney Holdings Incorporated,
 A2             1,500       7.875%, 10/01/99 ...............        1,556,200
 A2               529       7.98%, 3/01/00 .................          550,834
                                                                   ----------
                                                                   56,494,940
                                                                   ----------
                          CORPORATE BONDS
                          INDUSTRIALS--28.5%
 Baa1           4,400     Alco Capital Resource Incorporated,
                            6.83%, 5/10/99 .................        4,443,797
 A1             1,895     Anheuser Busch Companies Incorporated,
                            8.75%, 12/01/99 ................        2,019,824

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                             VALUE
(UNAUDITED)       (000)                 DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------

 A1         $   5,000     Bass America Incorporated,
                            6.75%, 8/01/99 .................   $    5,046,400
                          Ford Motor Credit Company,
 A1             1,000       8.00%, 1/15/99 .................        1,033,350
 A1             5,000       8.40%, 3/26/99 .................        5,217,550
 A3             5,000     General Motors Acceptance Corp.,
                            6.125%, 9/18/98 ................        4,997,828
 A2             1,755     Kern River Funding, 144A
                            6.42%, Series A, 3/31/01 .......        1,752,146
 Baa2           3,000     MCN Investment Corporation,
                            5.84%, 2/01/99 .................        2,971,467
 Baa2           4,000     Nabisco Brands Incorporated,
                            8.30%, 4/15/99 .................        4,142,240
 A2             2,000     National Fuel Gas Company,
                            5.58%, 3/01/99 .................        1,968,620
 Baa3           3,000     News America Holdings Incorporated,
                            9.125%, 10/15/99 ...............        3,196,288
 Baa3           2,000     Occidental Petroleum Corporation,
                            6.08%, 11/26/99 ................        1,972,180
 BBB            2,750     Pulte Home Corporation,
                            10.125%, 7/15/99 ...............        2,928,640
 BBB            3,600     TCI Communications,
                            7.25%, 6/15/99 .................        3,610,128
 A1             3,000     Texaco Capital Incorporated,
                            9.00%, 12/15/99 ................        3,212,550
 A3             1,000     Textron Financial Corporation, 144A
                            7.125%, 10/05/99 ...............        1,014,688
 Baa1           3,000     TTX Company,
                            6.28%, 6/28/99 .................        2,991,175
 Baa2           2,500     Union Oil Company,
                            8.40%, 1/15/99 .................        2,599,017
 A1             4,000     Walt Disney Corporation, 144A
                            1.50%, 10/20/99 ................        3,509,948
                                                                   ----------
                                                                   58,627,836
                                                                   ----------
                          CORPORATE BONDS
                          UTILITIES--8.1%
 A1             4,750     Alabama Power Company,
                            6.375%, 8/01/99 ................        4,759,215
 A2             4,000     Atlanta Gas Light Company,
                            7.30%, 12/10/99 ................        4,095,588
 A2             2,000     California Petroleum Transport
                            Corporation, 7.30%, 4/01/99 ....        2,041,048
 Aa2            2,650     Duke Power Company,
                            8.00%, 11/01/99 ................        2,764,262
 A3             3,040     Puget Sound Power & Light Company,
                            7.875%, 10/01/97 ...............        3,082,212
                                                                   ----------
                                                                   16,742,325
                                                                   ----------
                          CORPORATE BONDS
                          YANKEE--OTHER--2.1%
 A3             1,272     Nova Corporation of Alberta,
                            7.25%, 7/06/99 .................        1,293,090
 Baa3           3,000     Republic of Colombia,
                            8.75%, 10/06/99 ................        3,116,065
                                                                   ----------
                                                                    4,409,155
                                                                   ----------

                          ASSET-BACKED SECURITIES--7.9%
 AAA            2,520++   Banc One Auto Grantor Trust,
                          Series 1996-A, Class A, 6.10%,
                            10/15/02 .......................        2,523,708
 AAA            5,000++   Dayton Hudson Credit Card Trust,
                          Series 1995-1, Class A, 6.10%,
                            2/25/02 ........................        5,007,031
 AAA            3,124++   Fifth Third Bank Auto Trust,
                            Series 1996-B, Class A, 6.45%, .        3,138,363
 AAA            3,139++   Ford Credit Grantor Trust,
                            Series 1995-B, Class A, 5.90%,
                            10/15/00 .......................        3,136,773
 BBB            2,556     Telmex Trust,
                            Series 1996, 5.94%, 4/01/97 ....        2,555,965
                                                                   ----------
                                                                   16,361,840
                                                                   ----------
                           STRIPPED MORTGAGE-BACKED
                           SECURITIES--27.5%
                           Federal Home Loan Mortgage Corporation,
                             Multiclass Mortgage Participation
                             Certificates,
                   47       Series G-2, Class M, 7/25/18 (I/O)        872,665
                   28       Series 201, Class 201-C, 2/15/23 (I/O)    784,970
                   44+    Series 1105, Class 1105-D,
                            3/15/16 (I/O) ..................          874,318
                   22     Series 1195, Class 1195-H,
                            3/15/05 (I/O) ..................          203,312
                8,777+    Series 1359, Class 1359-C,
                            9/15/99 (P/O) ..................        7,829,934
                5,086     Series 1440, Class 1440-PK,
                            8/15/18 (I/O) ..................          584,881
                  492     Series 1444, Class 1444-K,
                            1/15/00, (ARM) (I/O) ...........          452,547
                4,669     Series 1473, Class 1473- JA,
                            2/15/05 (I/O) ..................          321,231
                1,595     Series 1719 Class 1719-C,
                            4/15/99 (P/O) ..................        1,450,703
                9,269+    Series 1887 Class 1887- J,
                            7/15/99 (P/O) ..................        8,066,647
                        Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                2,015++     Trust 225, Class 1 2/01/23 (P/O)        1,510,976
                   43     Trust 1990-119, Class 119-G,
                            10/25/20 (I/O) .................          795,936
                   61+    Trust 1991-7, Class 7-K,
                            2/25/21 (I/O) ..................        1,705,800
                1,985     Trust 1991-159 Class 159-D,
                            10/25/04 (I/O) .................          235,972
                2,628     Trust 1992-59, Class 59-A,
                            8/25/06 (P/O) ..................        2,391,089
                1,443     Trust 1992-62, Class 192-H,
                            5/25/99 (P/O) ..................        1,262,796


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
                PRINCIPAL
  RATING*         AMOUNT                                             VALUE
(UNAUDITED)       (000)                 DESCRIPTION                 (NOTE 1)
--------------------------------------------------------------------------------
            $   5,654++   Trust 1992-193, Class 193-JA,
                            9/25/04 (I/O) ..................   $      367,764
               12,000+    Trust 1993-152, Class 152-C,
                            6/25/22 (P/O) ..................       10,920,000
                2,901++   Trust 1993-236, Class 236-C,
                            10/25/23 (P/O) .................        2,349,428
                4,733     Trust 1992-203, Class 203-JA,
                            6/25/05 (I/O) ..................          146,439
                4,772++   Trust 1993-111, Class 111-A,
                            11/25/17 (P/O) .................        4,479,987
                6,296     Trust 1994-15, Class 15-N,
                            9/25/15 (I/O) ..................          405,324
                6,862     Trust 1994-47, Class B,
                            9/25/22 (I/O) ..................        6,308,683
 AAA           10,000     Merrill Lynch Trust,
                            Trust XLIII, Class F, 8/27/15 (I/O)     1,919,813
 AAA           40,016     Sears Mortgage Corporation,
                            Series 1992-7, Class 7-X,
                            5/25/22 (I/O) ..................          462,690
                                                                   ----------
                                                                   56,703,905
                                                                   ----------

                          COLLATERALIZED MORTGAGE OBLIGATION
                          RESIDUALS--
                          Federal Home Loan Mortgage
                            Corporation,
                    8       Series 1115, Class 1115-R, 8/15/06         41,500
                                                                   ----------
                          U.S GOVERNMENT SECURITIES--2.3%
                          United States Treasury Notes,
                4,265+      6.00%, 8/15/99 .................        4,264,318
                  550++     6.375%, 5/15/99 ................          554,724
                                                                   ----------
                                                                    4,819,042
                                                                   ----------
                          MUNICIPAL BONDS--8.7%
 AAA            2,000     Alameda County. California Pension,
                            Series A, 7.35%, 12/01/99 ......        2,061,680
 Baa1           2,295     Essex County,
                            Zero Coupon ....................        1,926,468
 AAA            1,500     Long Beach California Pension,
                            6.26%, 9/01/99 .................        1,503,105
 Baa1             500     Los Angeles County California Pension,
                            Series A, 7.81%, 6/30/99 .......          516,055
 AAA            2,605     Massachusetts St. Hsg Fin Agcy.,
                            Series C, 6.85%, 4/01/19 .......        2,451,045
 Baa1           5,000     New York, New York,
                            Series G, 6.23%, 2/01/99 .......        4,983,450
 AAA              497     North Slope Borough Alaska,
                            Series A, Zero Coupon, 6/30/99 .          425,044
 AAA            3,000     Ventura County California Pension
                            Oblig., 5.92%, 11/01/99 ........        2,980,530
 AAA            1,000     Western Minnesota Muni. Pwr Agcy.
                            Supply, Series A,
                            6.05%, 1/01/99 .................          997,040
                                                                   ----------
                                                                   17,844,417
                                                                   ----------

                          CERTIFICATE OF DEPOSIT--2.4%
                5,000     MBNA America Bank, N.A.
                            6.15%, 6/19/98 .................        5,000,000
                                                                 ------------
                          Total Long-Term Investments before
                            outstanding put options purchased--
                            142.7% (cost $294,676,530) .....      294,146,736

       CONTRACTS+++       PUT OPTIONS PURCHASED--0.2%
       ----------
                  250     U.S. Treasury Note 7.00%, 7/15/96
                            @ 102, expiring 7/02/97 ........          378,900
                                                                 ------------
                          Total long-term investments including
                            put options purchased--142.9%
                            (cost $295,035,905) ............      294,525,636
                                                                 ------------

                          SHORT-TERM INVESTMENTS--
                          DISCOUNT NOTE--2.9%
                5,955     Federal Home Loan Mortgage Discount
                            6.50%, 1/2/97 (cost $5,953,925)         5,953,925
                                                                 ------------

                          Total Investments before security
                            sold short--145.8%
                            (cost $300,989,830) ............      300,479,561

                          SECURITY SOLDSHORT--(7.3%)
               15,000     United States Treasury Note
                            6.125%, 8/31/98
                            (proceeds $14,960,156) .........      (15,065,550)
                                                                 ------------
                            Total Investments, net of
                            security sold short--138.5% ....      285,414,011
                            Liabilities in excess of other
                            assets--(38.5%) ................      (79,409,638)
                                                                 ------------

                            NET ASSETS--100% ...............     $206,004,373
                                                                 ============


----------
  * Using the higher of Standard & Poor's or Moody's rating.
  + (Partial)  principal  amount  pledged as collateral  for reverse  repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for  reverse  repurchase agreements.
+++ One contract equals 100,000 face value.
  @ Partial principal amount pledged as collateral for futures transactions.
(a) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
      ARM     -- Adjustable Rate Mortgage.
      CMO     -- Collateralized  Mortgage  Obligation.
      CMT     -- Constant  Maturity Treasury
      I       -- Denotes a CMO with  Interest  only  characteristics.
      I/O     -- Interest Only
      P       -- Denotes a CMO with Principal only characteristics.
      P/O     -- Principal Only
      REMIC   -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $300,989,830)
  (Note 1)  ................................................       $300,479,561
Cash .......................................................             28,306
Deposits with brokers as collateral for investments
  sold short (Note 1) ......................................         15,375,000
Interest receivable ........................................          3,875,236
Deferred organization expenses and other assets ............             37,263
                                                                  -------------
                                                                    319,795,366
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................         94,959,650
Investments sold short, at value
  (proceeds $14,960,156) (Note 1) ..........................         15,065,550
Payable for investments purchased ..........................          1,917,679
Dividends payable ..........................................            719,633
Interest payable ...........................................            889,873
Advisory fee payable (Note 2) ..............................             59,072
Administration fee payable (Note 2) ........................             14,768
Other accrued expenses .....................................            164,768
                                                                  -------------
                                                                    113,790,993
                                                                  -------------
NET ASSETS .................................................       $206,004,373
                                                                  =============

Net assets were comprised of:
   Common stock, at par (Note 5) ...........................            216,106
   Paid-in capital in excess of par ........................        202,928,542
                                                                  -------------
                                                                    203,144,648
   Undistributed net investment income .....................         10,133,007
   Accumulated net realized losses .........................         (6,657,542)
   Net unrealized depreciation .............................           (615,740)
                                                                  -------------
   Net assets, December 31, 1996 ...........................       $206,004,373
                                                                  =============

Net asset value per share:
   ($206,004,373 / 21,610,583 shares of
   common stock issued and outstanding) ....................              $9.53
                                                                          =====




--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
     $6,821,622 and net of interest expense of
     $5,593,491)                                                    $15,266,831
                                                                   ------------

Operating expenses
   Investment advisory .......................................          812,307
   Administration ............................................          203,077
   Custodian .................................................           60,000
   Directors .................................................           40,000
   Reports to shareholders ...................................           75,000
   Transfer agent ............................................           10,000
   Audit .....................................................           15,000
   Miscellaneous .............................................           99,270
                                                                   ------------
     Total operating expenses ................................        1,314,654
                                                                   ------------
Net investment income before excise tax ......................       13,952,177
   Excise tax ................................................          100,000
                                                                   ------------
Net investment income ........................................       13,852,177
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
   Investments ...............................................        2,216,336
   Futures ...................................................         (586,723)
   Short sales ...............................................       (1,377,344)
                                                                   ------------
                                                                        252,269
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...............................................         (313,686)
   Futures ...................................................         (641,302)
   Short sales ...............................................        1,359,130
                                                                   ------------
                                                                        404,142
                                                                   ------------
   Net gain on investments ...................................          656,411
                                                                   ------------

Net Increase In Net Assets Resulting
from Operations ..............................................      $14,508,588
                                                                   ============






                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received ........................................       $ 27,515,810
  Operating expenses paid and excise taxes .................         (1,574,033)
  Interest expense paid ....................................         (5,612,191)
  Purchase of short-term portfolio
    investments, net .......................................         (4,489,159)
  Purchase of long-term portfolio investments ..............       (345,602,546)
  Proceeds from disposition of long-term
    portfolio investments ..................................        337,687,982
  Variation margin on futures ..............................         (1,111,070)
  Other ....................................................             18,328
                                                                  -------------
  Net cash flows provided by operating activities ..........          6,833,121
                                                                  -------------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ................          2,098,525
  Cash dividends paid ......................................         (8,907,784)
                                                                  -------------
  Net cash flows used for financing activities .............         (6,809,259)
                                                                  -------------
Net increase in cash .......................................             23,862
Cash at beginning of year ..................................              4,444
                                                                  -------------
Cash at end of year ........................................       $     28,306
                                                                  =============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
from operations ............................................       $ 14,508,588
                                                                  -------------
Increase in investments ....................................         (5,885,212)
Net realized loss ..........................................           (252,269)
Increase in unrealized depreciation ........................           (404,142)
Increase in interest receivable ............................           (166,134)
Increase in deposits with brokers for
short sales ................................................         (8,160,000)
Decrease in variation margin ...............................            116,955
Decrease in other assets ...................................             32,364
Increase in securities sold short ..........................          7,853,370
Decrease in payable for investments
purchased ..................................................         (1,082,321)
Increase in interest payable ...............................            431,300
Decrease in accrued expenses and
other liabilities ..........................................           (159,378)
                                                                  -------------
   Total adjustments .......................................         (7,675,467)
                                                                  -------------
   Net cash flows provided by operating activities .........       $  6,833,121
                                                                  =============


--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                    1996            1995
                                                  --------        --------
INCREASE (DECREASE)
IN NET ASSETS

Operations:

  Net investment income ................        $13,852,177         $13,722,658

  Net realized gain (loss) on
    investments, futures
    and short sales ....................            252,269            (158,034)

  Net change in unrealized
    appreciation on
    investments, futures
    and short sales ....................            404,142          16,715,341
                                              -------------       -------------

  Net increase in net assets
    resulting from
    operations .........................         14,508,588          30,279,965

Dividends from net investment
  income ...............................         (8,817,020)        (11,886,169)
                                              -------------       -------------
Total increase .........................          5,691,568          18,393,796



NET ASSETS

Beginning of year ......................        200,312,805         181,919,009
                                              -------------       -------------

End of year ............................       $206,004,373        $200,312,805
                                              =============       =============









See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
The BlackRock 1999 Term Trust Inc.
Consolidated Financial Highlights
--------------------------------------------------------------------------------


                                                                                                           December 23,
                                                                                                             *1992*
                                                                       Year Ended December 31,               Through
                                                         ----------------------------------------------   December 31,
                                                            1996          1995        1994        1993       1992
                                                          ---------     --------    --------    -------- -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................... $  9.27        $ 8.42       $ 9.26     $ 9.40      $ 9.45
                                                           --------     --------     --------   --------    --------
   Net investment income (net of $.26, $.33, $.15, $.01
      and $.00, respectively, of interest expense) .......      .64          .63          .72        .73         .01
   Net realized and unrealized gain (loss) on investments.      .03          .77         (.93)      (.19)       (.02)
                                                           --------     --------     --------   --------    --------
Net increase (decrease) from investment operations .......      .67         1.40         (.21)       .54        (.01)
                                                           --------     --------     --------   --------    --------
Dividends from net investment income .....................     (.41)        (.55)        (.63)      (.68)         --
                                                           --------     --------     --------   --------    --------
Capital charge with respect to issuance of shares ........       --           --           --         --        (.04)
                                                           --------     --------     --------   --------    --------
Net asset value, end of period** ......................... $   9.53      $  9.27      $  8.42    $  9.26     $  9.40#
                                                           ========     ========     ========   ========    ========
Market value, end of period** ............................ $  8.875      $  8.13      $  7.50    $  9.50     $ 10.00
                                                           ========     ========     ========   ========    ========
TOTAL INVESTMENT RETURN+: ................................   14.21%       15.25%      (14.88%)     1.74%       5.82%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses@ ......................................    0.65%        0.74%        0.71%      0.79%       0.91%++
Net investment income ....................................    6.86%        7.12%        8.17%      7.74%       3.35%++

SUPPLEMENTAL DATA:

Average net assets (in thousands) ........................ $201,998     $192,717     $189,828   $202,158    $178,963
Portfolio turnover .......................................     106%         165%         109%        62%          0%
Net assets, end of period (in thousands) ................. $206,004     $200,313     $181,919   $200,126    $178,629
Reverse repurchase agreements outstanding, end of
   period (in thousands) ................................. $ 94,960     $ 92,861     $ 79,443   $ 47,100          --
Asset coverage+++ ........................................ $  3,169     $  3,157     $  3,290   $  5,249          --



----------
*   Commencement of investment operations.
** Net asset value and market value published in The Wall Street Journal each Monday. #Net asset value immediately after the closing of the first public offering was $9.41. @The ratios of operating expenses, including interest expense, to average net assets were 3.42%, 4.40%, 2.46%, 1.36% and 0.91% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.47%, 4.47%, 2.49%, 1.36%, and 0.91% for the periods indicated above, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
++  Annualized.
+++ Per $1,000 of reverse repurchase agreement outstanding.

    The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.




--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

    The BlackRock 1999 Term Trust Inc. (the "Trust"), a Maryland corporation is a diversified closed-end management investment company.

    The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    On July 19, 1996 the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BNN Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange- traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the secur-ity short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.


SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1996.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

    A total of $50,000 was incurred in connection with the organization of the subsidiary Fund. These costs have been deferred and are being amortized ratably over a period beginning the date the Trust commenced investment operations and ending at the Trust's termination date.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $100,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
    Purchases  and  sales  of  investment  securities,   other  than  short-term
invesments and dollar rolls, for the year ended December 31, 1996 aggregated $344,520,215 and $318,564,593 respectively.
    The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust held 0.02% of its portfolio in illiquid securities.
    The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.
    The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was
$510,269 (gross unrealized appreciation -- $3,148,959; gross unrealized depreciation -- $3,659,228).

    For federal income tax purposes, the Trust's year-end is December 31 and its wholly-owned subsidiary's year-end is June 30.

    For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1996 of approximately $6,505,000 of which $4,283,000 expires in 2001 $1,985,000 expires in 2002 and $237,000 expires in 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $106,395,580 at a weighted average interest rate of approximately 5.59%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1996 was $120,413,969 as of January 31, 1996 which was 29% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1996 was $94,959,650 which was 29.7% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1996.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 21,610,583 shares outstanding at December 31, 1996, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS
On February 3, 1997 the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0333 per share payable February 28, 1997 to shareholders of record on February 14, 1997.



NOTE 7. QUARTERLY DATA
(UNAUDITED)

                                                                   NET REALIZED AND        NET INCREASE (DECREASE)
                                                                      UNREALIZED                 IN NET ASSETS
                                         NET INVESTMENT               GAIN (LOSS)               RESULTING FROM
   QUARTERLY              TOTAL             INCOME                  ON INVESTMENTS                OPERATIONS
    PERIOD                INCOME       AMOUNT   PER SHARE       AMOUNT      PER SHARE        AMOUNT      PER SHARE
    ------                ------       ------------------       ---------------------       ---------------------
January 1, 1995 to
  March 31, 1995 .....  $3,703,131    $2,529,371     $0.12        $7,632,725     $0.35        $10,162,096     $0.47
April 1, 1995 to
  June 30, 1995 ......   3,230,192     3,702,625      0.17         4,453,014      0.21          8,155,639      0.38
July 1, 1995 to
  September 30, 1995..   3,679,565     3,368,830      0.15         1,661,736      0.08          5,030,566      0.23
October 1, 1995 to
  December 31, 1995...   4,669,971     4,121,832      0.19         2,809,832      0.13          6,931,664      0.32
January 1, 1996 to
  March 31, 1996 .....   5,287,663     3,471,143      0.16        (2,199,782)    (0.10)         1,271,361      0.06
April 1, 1996 to
  June 30, 1996 ......   4,729,785     3,206,101      0.15          (329,565)    (0.02)         2,876,536      0.13
July 1, 1996 to
  September 30, 1996..   5,839,947     3,588,405      0.17         1,290,366      0.06          4,878,771      0.23
October 1, 1996 to
  December 31, 1996...   4,700,456     3,586,528      0.16         1,895,392      0.09          5,481,920      0.25



                              DIVIDENDS                               PERIOD
                                AND                                     END
   QUARTERLY                DISTRIBUTIONS          SHARE PRICE       NET ASSET
    PERIOD              AMOUNT     PER SHARE      HIGH       LOW       VALUE
    ------              --------------------      --------------       -----

January 1, 1995 to
  March 31, 1995 .....  $3,106,725    $0.14      $8 3/8    $7 3/8      $8.74
April 1, 1995 to
  June 30, 1995 ......   3,106,738     0.15       9         7 7/8       8.98
July 1, 1995 to
  September 30, 1995..   2,431,144     0.11       8 1/4     7 3/4       9.10
October 1, 1995 to
  December 31, 1995...   3,241,562     0.15       8 3/8     8           9.27
January 1, 1996 to
  March 31, 1996 .....   1,620,786     0.08       8 1/2     8           9.25
April 1, 1996 to
  June 30, 1996 ......   2,158,859     0.09       8 1/2     8 1/8       9.29
July 1, 1996 to
  September 30, 1996..   2,158,881     0.11       8 1/2     8 3/8       9.41
October 1, 1996 to
  December 31, 1996...   2,878,494     0.13       8 3/4     8 5/8       9.53

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST, INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and
Board of Directors of
The BlackRock 1999 Term Trust Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock 1999 Term Trust Inc. and its subsidiary, including the consolidated portfolio of investments, as of December 31, 1996, and the related consolidated statements of operations and of cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period December 23, 1992 (commencement of investment operations) to December 31, 1992. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of The BlackRock 1999 Term Trust Inc. and its subsidiary, as of December 31, 1996, the results of their operations, their cash flows, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.








/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1996.
    During the fiscal year ended December 31, 1996, the Trust paid dividends of $0.4080 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
    For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1997.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.




--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the investment objectives that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1999. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cashflow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing marketprice.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
BACKED  SECURITIES  (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED                Mortgage-backed securities which separate mortgage
MORTGAGE  OBLIGATIONS (CMOS): pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY                 Mortgage securities that receive only the interest
   SECURITIES (I/O):          cash flows  from an  underlying  pool of  mortgage
                              loans or underlying pass-through securities. Also known as a "Strip."

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New
                              York Times or The Wall Street Journal each Monday.

PRINCIPAL-ONLY                Mortgage   securities   that   receive   only  the
     SECURITIES(P/O):         principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as a "Strip."

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE            In a reverse repurchase agreement, the Trust sells
  AGREEMENTS:                 securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED      Arrangements   in  which  a  pool  of   assets  is
   SECURITIES:                separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------
PERPETUAL TRUSTS                                           STOCK       MATURITY
                                                           SYMBOL        DATE
                                                           ------        ----
 The BlackRock Income Trust Inc. .........................   BKT         N/A
 The BlackRock North American Government Income Trust Inc.   BNA         N/A


 TERM TRUSTS
 The BlackRock 1998 Term Trust Inc. ......................   BBT         12/98
 The BlackRock 1999 Term Trust Inc. ......................   BNN         12/99
 The BlackRock Target Term Trust Inc. ....................   BTT         12/00
 The BlackRock 2001 Term Trust Inc. ......................   BLK         06/01
 The BlackRock Strategic Term Trust Inc. .................   BGT         12/02
 The BlackRock Investment Quality Term Trust Inc. ........   BQT         12/04
 The BlackRock Advantage Term Trust Inc. .................   BAT         12/05
 The BlackRock Broad Investment Grade 2009 Term Trust Inc.   BCT         12/09
 Tax-Exempt Trusts
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL     DATE
                                                                ------     ----
 The BlackRock Investment Quality Municipal Trust Inc. ............  BKN   N/A
 The BlackRock California Investment Quality Municipal Trust Inc. .  RAA   N/A
 The BlackRock Florida Investment Quality Municipal Trust .........  RFA   N/A
 The BlackRock New Jersey Investment Quality Municipal Trust Inc...  RNJ   N/A
 The BlackRock New York Investment Quality Municipal Trust Inc. ...  RNY   N/A


 TERM TRUSTS
 The BlackRock Municipal Target Term Trust Inc. ...................  BMN   12/06
 The BlackRock Insured Municipal 2008 Term Trust Inc. .............  BRM   12/08
 The BlackRock California Insured Municipal 2008 Term Trust Inc. ..  BFC   12/08
 The BlackRock Florida Insured Municipal 2008 Term Trust ..........  BRF   12/08
 The BlackRock New York Insured Municipal 2008 Term Trust Inc. ....  BLN   12/08
 The BlackRock Insured Municipal Term Trust Inc. ..................  BMT   12/10

If you would like further  information,  please call BlackRock at (800) 227-7BFM
(7236)

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Financial Management Inc. (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and over 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of propriety analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's propriety analytical tools are used for evaluating, investing in and designing investment strategies and portfolio of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 01702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

    This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                       THE BLACKROCK 1999 TERM TRUST INC.
                    c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

 [Logo]Printed on recycled paper
                                                                     09247T-10-0




THE BLACKROCK
1999 TERM
TRUST INC.
--------------------------------------------------------------------------------
CONSOLIDATED
ANNUAL REPORT
DECEMBER 31, 1996







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